SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 14a-11(c) or ss. 14a-12


                               SSE Telecom, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transactions applies:


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2.   Aggregate number of securities to which transactions applies:

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3.   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


6.   Amount previously paid:

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7.   Form, Schedule or Registration Statement No.:

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8.   Filing party:

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9.   Date filed:

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


                                SSE TELECOM, INC.
                   47823 Westinghouse Drive, Fremont, CA 94539

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 15, 2000

TO THE STOCKHOLDERS OF SSE TELECOM, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders OF SSE TELECOM, INC., a Delaware corporation (the "Company"), will be held on Wednesday of March 15, 2000 at 10:00 a.m. local time at Bankers' Club, 555 California Street, Floor 52, San Francisco, California, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve the Company's 1997 Equity Participation Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 400,000 shares.

3. To approve the Company's 1997 Directors' Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 100,000 shares, increase the annual grant from 2,500 shares of Common Stock to 5,000 shares of Common Stock and provide for an initial appointment grant of 10,000 shares of Common Stock.

4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending September 30, 2000.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on January 18, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof


                                          By Order of the Board of Directors

                                          /s/ Kenneth Guernsey


                                          Kenneth Guernsey
                                          Secretary


Fremont, California
February 16, 2000

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         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                                SSE TELECOM, INC.
                   47823 Westinghouse Drive, Fremont, CA 94539

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 March 15, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of SSE TELECOM, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on March 15, 2000, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Bankers' Club, 555 California Street, Floor 52, San Francisco, California. The Company intends to mail this proxy statement and accompanying proxy card on or about February 16, 2000, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on January 18, 2000 will be entitled to notice of and to vote at the Annual
Meeting. At the close of business on January 18, 2000 the Company had outstanding and entitled to vote 5,923,377 shares of Common Stock.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or the Secretary of the Company, Kenneth Guernsey, at the Company's principal executive office, 47823 Westinghouse Drive, Fremont, CA 94539, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is October 18, 2000. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2001 annual meeting of stockholders notifies the Company of such matter prior to January 3, 2000, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are seven nominees for the nine Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, five directors having been elected by the stockholders, and two directors, Messrs. Frank S. Trumbower and D. Jonathan Merriman, having been elected by the Board.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

NOMINEES

         The following table sets forth information regarding the Company's executive officers and nominees for director as of December 31, 1999:


            NAME              AGE        POSITION HELD WITH THE COMPANY
Mr. Leon F. Blachowicz        60         President, Chief  Executive Officer and Director
Mr. Frank S. Trumbower        62         Chairman of the Board of Directors
Mr. Daniel E. Moore           46         Director
Mr. Joseph T. Pisula          58         Director
Mr. Lawrence W. Roberts       60         Director
Mr. D. Jonathan Merriman      39         Director
Mr. Olin L. Wethington        51         Director
Mr. James J. Commendatore     56         Executive Vice President and Chief Financial Officer
Mr. George M. Walley          44         Executive Vice President, Product Development
Mr. Michael Wytyshyn          61         Executive Vice President, Business Development
Mr. Myron Gilbert             60         Executive Vice President, Operations


         Mr. Leon F. Blachowicz has served as President, Chief Executive Officer, and Director of the Company since April 1998, the date he joined the Company. He has also served as a member of the Nominating Committee of the Board of Directors since April 1998. From 1995 to 1998, he was at California Microwave, Inc. and served as Group President of the Wireless and Satellite Communications Group. From 1989 to 1995 he was Vice President/General Manager of Varian Associates, Microwave Products Division, a manufacturer of satellite communication equipment. Mr. Blachowicz earned his M.S. and B.S. degrees in Electrical Engineering from the University of Florida.

         Mr. Frank S. Trumbower has served as our Chairman since May 1999, as a member of our Board of Directors from 1989 to 1994 and from 1995 to 1997 and as our President and Chief Executive Officer from 1990 to 1994. From 1990 to 1994 he also served as the President and Chief Executive Officer of DirectSat Corporation, a Direct Broadcast Satellite (DBS) licensee partly owned by the Company. Mr. Trumbower is currently the President of Cambridge Technology Partners, Inc., a private venture capital firm specializing in telecommunications and related computer technology. Mr. Trumbower currently serves as a member of the board of directors of Cambridge Technology Group, Inc., Cambridge Technology Partners, Inc., Cambridge Research Associates, Inc., Avenel Capital Management, Inc., Prinz (USA) Distributors, Inc. and Network Storage Solutions, Inc. Mr. Trumbower received a degree from the University of San Francisco and, as a Marshall Scholar, did graduate work in microeconomics at the London School of Economics.

         Mr. Daniel E. Moore has served as a Director of the Company since April 1989, as a member of the Nominating Committee since April 1998 and as a member of the Audit Committee since June 1998. From April 1998 to May 1999, Mr. Moore served as Chairman of the Board of Directors. From January 1994 through May 1997 Mr. Moore served as Executive Vice President and Chief Financial Officer of the Company. From August 1992 to December 1993 Mr. Moore served as acting Chief Financial Officer of the Company. In May 1997, Mr. Moore became Chief Executive Officer of the Company and President of SSE Technologies Inc. and of SSE Datacom, Inc., two subsidiaries of the Company. Since October 1998 Mr. Moore has been Chief Financial Officer of Price Interactive, a privately held information technology firm in the interactive voice response and Internet solutions business. Mr. Moore received his M.A. in Business Administration from the University of Pittsburgh, and his B.A. from Lafayette College.

         Mr. Joseph T. Pisula has served as a Director of the Company since March 1995. He has served as a member of the Audit Committee of the Board of Directors since 1995. Since June 1998, he has served as President and Chief
Executive Officer of TSI TelSys, Corp., a manufacturer of high-performance digital telemetry processing and simulation systems for ground station terminals used in the satellite remote sensing market. From October 1996 until April 1998 he was President and Chief Executive Officer of Network Storage Solutions, Inc., a network-attached storage appliance manufacturer. From February 1995 to May 1996, he was President of Treev Inc., (formerly, Network Imaging Corporation), an enterprise client-server software company. From April 1993 to September 1994, Mr. Pisula was Chairman and Chief Executive Officer of Digital Transmission System Inc., a telecommunications equipment manufacturer. Mr. Pisula received his M.A. in Business Administration from the University of Rochester and his B.S. in Electrical Engineering from the University of Pittsburgh.

         Mr. Lawrence W. Roberts has served as Director of the Company since June 1997. He has served as a member of the Compensation and Nominating Committees of the Board of Directors since 1997. Since 1985, he has been President and a Director of Technology Strategies & Alliances, a strategic investment banking firm specializing in the technology industry. Mr. Roberts serves on the Board of Directors of Illgen Simulation Technologies, Inc., a software company, and MountainGate Imaging Systems Corporation a provider of digital video data storage and management solutions. He received his M.B.A. from the Harvard Graduate School of Business Administration, an M.A. in International Relations from American University and a B.A. from the University of Louisville.

         Mr. D. Jonathan Merriman has served as a Director of the Company since October 1999. He is currently the Senior Managing Director in charge of the Equity Capital Markets Group at First Security Van Kasper and Company, an investment banking and brokerage firm, and oversees the research, institutional sales, equity trading, syndicate, and derivatives trading departments. He is also a member of Van Kasper's management, executive and commitment committees as well as the Van Kasper Advisors investment committee. He currently serves as a member of the board of directors of Van Kasper, Leading Brands Inc., a brand management company, Brio Industries, Inc., a packaging and distribution company, BigStar Entertainment Inc., an Internet commerce company, Fiberstars Inc., a fiber optic lighting company, and Pacer Technology. He received a B.A. degree in psychology from Dartmouth College and an M.B.A. from New York University's Graduate School of Business.

         Mr. Olin L. Wethington has served as a Director of the Company since February 1994. He also served as Chairman of the Audit Committee since 1994. From 1985 to January 1990 and since January 1993 Mr. Wethington has been a partner of Steptoe & Johnson LLP, a law firm. From January 1990 to January 1993, Mr. Wethington served as Special Assistant to the President, Executive Secretary to the Economic Policy Council at the White House, and Assistant Secretary of International Affairs at the U.S. Department of Treasury. Mr. Wethington received his B.A. and M.A. in Oriental Studies from the University of Pennsylvania and his J.D. from Harvard Law School.

         James J. Commendatore has served as the Company's Executive Vice President and Chief Financial Officer since November 1998. From 1995 to 1998, Mr. Commendatore was President and General Manager of the Satcom Division of
Communication and Power Industries (CPI). Before joining CPI, he managed operations and headed finance of the Microwave Equipment Products Division of Varian. Mr. Commendatore holds a Bachelor's degree in Business and Industrial Management and a M.B.A degree from San Jose State University.

         George M. Walley has served as the Company's Executive Vice President of Product Development since October 1998. From 1997 to 1998, Mr. Walley was the Manager of the RF Communication Department of the Government Communication Systems Division of Harris Corporation. Prior to 1997 he served as Senior Member of the Technical Staff of the Modem Engineering Department of M/A-Com DCC. Mr. Walley received his Bachelor's and Master's degrees in Electrical Engineering from Mississippi State University.

         Michael B. Wytyshyn has served as the Company's Executive Vice President of Business Development since May 1998. From 1995 to 1998, Mr.
Wytyshyn was Senior Vice President of Marketing, Sales and Services at California Microwave. Previously, he worked at Varian Associates in management roles in business development and marketing and sales. Mr. Wytyshyn currently serves as a member of the Board of Directors of Web Silicon, Inc. Mr. Wytyshyn has a B.S. degree in Electrical Engineering and a M.B.A. from Fairleigh Dickinson University in New Jersey.

         Myron B. Gilbert has served as the Company's Executive Vice President of Operations since July 1998. From 1990 to 1998, Mr. Gilbert was Vice President of Operations of the Satcom Division of Communication and Power Industries
(CPI), formerly, Varian Electron Devices Group. Before joining CPI in 1990, Mr. Gilbert was Corporate Quality Manager at Avantek. Mr. Gilbert has a degree in Quality Management and is a credentialed college instructor in Business and Industrial Management.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended September 25, 1999 the Board of Directors held six meetings. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee reviews and consults with the independent auditors concerning the Company's financial statements, accounting and financial policies, internal controls, adequacy of staff and management performance, and reviews the scope of the independent auditors' activities and fees. One of the primary functions of the Audit Committee is to maintain good communications on accounting matters among the Committee, the Company's independent auditors, and the Company's management. The Audit Committee is composed of three non-employee directors: Messrs. Wethington, Pisula, and Moore. It met three times during fiscal 1999.

         The Compensation Committee reviews the Company's compensation philosophy, recommends to the Board of Directors the total compensation to be paid to the president and the executive vice presidents of the Company, approves the form and terms of all stock option plans, and prepares the Compensation Committee Report. The Compensation Committee is composed of two non-employee directors: Messrs. Roberts and Trumbower. It met four times during fiscal 1999.

         The Nominating Committee evaluates, nominates and recommends individuals for membership on the Company's Board of Directors. The committee may consider candidates recommended by stockholders. The Nominating Committee is composed of two non-employee directors: Messrs. Roberts and Trumbower. It met three times during fiscal 1999.

         During the fiscal year ended September 25, 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which such member served, held during the period for which the member was a director or committee member, respectively.

                                   PROPOSAL 2

          APPROVAL OF AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN,
     AS AMENDED, TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER

         On February 20, 1997, the Board adopted, and the stockholders subsequently approved, the Company's 1997 Equity Participation Plan ("Participation Plan"). On January 21, 1998, the Board amended and restated the Participation Plan, and the stockholders subsequently approved such amendment. As a result of a series of amendments, as of December 31, 1999, there were 425,000 shares of Common Stock authorized for issuance under the Participation Plan.

         On January 12, 2000, the Board amended the Participation Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Participation Plan from a total of 425,000 shares to a total of 825,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

         A brief summary of the Participation Plan follows. All statements made in the following summary are qualified by reference to the 1997 Equity Participation Plan, as amended, attached to this Proxy Statement as Exhibit A.

         As of December 31, 1999, awards (net of canceled or expired awards) covering an aggregate of 400,233 shares of the Company's Common Stock had been granted under the Participation Plan. Only 24,767 shares of Common Stock (plus any shares that might in the future be returned to the Participation Plan as a result of cancellations or expiration of awards) remained available for future grant under the Participation Plan.

         Stockholders are requested in this Proposal 2 to approve the amendment to the Participation Plan described above. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Participation Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

         The essential features of the Participation Plan are outlined below:

GENERAL

         The Participation Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the Participation Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonqualified stock options granted under the Participation Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, the Company has granted only stock options under the Plan.

PURPOSE

         The Board adopted the Participation Plan to provide a means by which employees (including officers and directors who are also employees) and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 110 employees and consultants of the Company and its affiliates are eligible to participate in the Participation Plan.

ADMINISTRATION

         The Board has delegated the administration of the Participation Plan to the Compensation Committee. The Board may, in the future, delegate the administration of the Participation Plan to another committee composed of at least two members of the Board. In the discretion of the Board, such a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein with respect to the Participation Plan, the "Committee" refers to the Compensation Committee of the Board or any committee the Board appoints to administer the Plan. Subject to the provisions of the Participation Plan, the Committee has the power to construe and interpret the Participation Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

         The regulations under Section 162(m) of the Code require that in order to grant awards that qualify as "performance-based compensation," the directors who serve as members of the Committee must be "outside directors." (See the section entitled "Potential Limitation on Company Deductions" below for more information regarding Section 162(m) of the Code.) The Participation Plan provides that, in the Board's discretion, directors serving on the Committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Participation Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

         Incentive stock options may be granted under the Participation Plan only to employees (including officers and directors who are also employees) of the Company and its affiliates. Employees (including officers and directors who are also employees) and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Participation Plan. However, non-employee directors of the Company are not eligible to receive awards under the Participation Plan.

         No incentive stock option may be granted under the Participation Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Participation Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

         No  person  may  be  granted  awards  under  the   Participation   Plan
exercisable for more than 500,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE PARTICIPATION PLAN

         Subject to this Proposal, an aggregate of 825,000 shares of Common Stock is reserved for issuance under the Participation Plan. If awards granted under the Participation Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Participation Plan. If the Company reacquires unvested stock issued under the Participation Plan, the reacquired stock will again become available for reissuance under the Participation Plan for awards other than incentive stock options.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the Participation Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. As of January 18, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $10.125 per share.

         The exercise price of options granted under the Participation Plan must be paid either (i) in cash or a check at the time the option is exercised, (ii) by delivery of other Common Stock of the Company that has been held for a period sufficient to avoid a charge to the earnings of the Company for financial accounting purposes or (iii) pursuant to a deferred payment arrangement which may be financed by the Company in accordance with applicable Federal Reserve Board regulations.

         Option Exercise. Options granted under the Participation Plan may become exercisable in cumulative increments ("vest") as determined by the Committee. Shares covered by currently outstanding options under the Participation Plan typically vest at the rate of 25% of the total number of shares covered by each option on each of the first, second, third, and fourth anniversary dates of the date of grant of the option during the participant's employment by, or service as a director or consultant to, the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Participation Plan may be subject to different vesting terms. The Committee has the power to accelerate the time during which an option may vest or be exercised. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise or, with respect to an exercise of a nonqualified stock option, by authorizing the
Company  to  withhold  a  portion  of  the  stock  otherwise   issuable  to  the
participant.

         Term. The maximum term of options under the Participation Plan is 10 years. Options under the Participation Plan generally terminate upon earlier of
(i) expiration of the option term or (ii) three months after termination of the participant's service, unless such termination is due to the participant's death, total and permanent disability or retirement. If a participant's service is terminated due to the participant's death or total and permanent disability, the participant's options become fully vested upon such termination and remain exercisable until the earlier of (i) expiration of the option term or (ii) three years from the termination of service. In case of the participant's death, the options may be exercised by the person or persons to whom the rights to such options pass by will or applicable law. If a participant's service is terminated upon the participant's retirement, the options become fully vested upon such termination and remain exercisable until the earlier of (i) expiration of the option term or (ii) five years (or such longer period established by the Committee on the date the options were granted) from the date of such termination. For purposes of the term of options granted under the Participation Plan, retirement means (i) the termination of service on or after the date the participant is entitled to receive distribution under a qualified retirement plan of the Company or an affiliate or (ii) if the participant is not eligible to participate in such qualified retirement plan, the termination of service after attaining age 55.

         Restrictions on Transfer. During the lifetime of the participant, only the participant may exercise an option. The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. The Board may grant nonqualified stock options that are transferable in certain limited instances.

TERMS OF RESTRICTED STOCK PURCHASE AWARDS

         Purchase Price. The Board determines the purchase price, if any, under each restricted stock purchase agreement. The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Participation Plan must be paid either in cash at the time the purchase right is exercised or, at the discretion of the Board, pursuant to a deferred payment arrangement which may be financed by the Company in accordance with applicable Federal Reserve Board regulations.

         Vesting. Shares of stock sold or awarded under the Participation Plan shall be subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board, which vesting schedule shall be at least one year and not more than ten years. The Board has the power to extend the applicable vesting period or accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Participation Plan.

         Restrictions on Transfer. Rights under a restricted stock purchase agreement may not be transferred.

STOCK APPRECIATION RIGHTS

         The Participation Plan authorizes the grant of tandem stock appreciation rights. Tandem stock appreciation rights are tied to an underlying nonqualified stock option and require the participant to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

ADJUSTMENT PROVISIONS

         Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class and number of shares of Common Stock subject to the Participation Plan and outstanding awards. In that event, the Participation Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Participation Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

         The Participation Plan provides that, in the event (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, acquires shares of the Company having 15% or more of the total number of votes that may be cast for the election of directors of the Company or (ii) as the result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company ("change of control"), any surviving corporation may either assume awards outstanding under the Participation Plan or substitute similar awards for those outstanding under the Participation Plan. In addition, in the event of a change of control, options granted under the Participation Plan shall become immediately vested and exercisable. The acceleration of vesting of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

         The Committee may suspend or terminate the Participation Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Participation Plan will terminate on February 20, 2007.

         The Board may also amend the Participation Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Participation Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act; (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the Participation Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Participation Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Incentive   Stock   Options.   Incentive   stock   options   under  the
Participation Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

         If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

         Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonqualified Stock Options and Restricted Stock Purchase Awards. Nonqualified stock options and restricted stock purchase awards granted under the Participation Plan generally have the following federal income tax consequences:

         There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

         Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

         Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

         Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).

                                   PROPOSAL 3

       AMENDMENT TO THE 1997 DIRECTORS' STOCK OPTION PLAN TO INCREASE THE
            TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER, INCREASE THE
             ANNUAL GRANT, PROVIDE FOR AN INITIAL APPOINTMENT GRANT
                           AND EXTEND THE TERM THEREOF

         At the Annual Meeting, the Stockholders are being asked to approve the amendment to the Directors' Stock Option Plan (the "Directors' Plan"). The amendment would (i) increase the number total number of shares reserved under the plan by 100,000 shares to a total of 200,000 shares, (ii) increase the annual option grant from 2,500 shares to 5,000 shares, (iii) provide for an initial appointment option grant of 10,000 shares, and (iv) extend the term of the Directors' Plan from five years to ten years. A copy of the amendment is attached as Exhibit B.

         A brief summary of the Directors' Plan follows. All statements made in the following summary are qualified by reference to the full text of the 1997 Directors' Stock Option Plan, as amended, attached to this Proxy Statement as Exhibit B.

PURPOSE

         Management believes that the ability to grant stock options to directors who are not employees of the Company or of any subsidiary of the Company ("Non-Employee Directors") is important to the Company's ability to attract and retain qualified Non-Employee Directors, who are essential to the long-term success of the Company, and to align the interests of Non-Employee Directors with the interest of stockholders.

ADMINISTRATION

         The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described here) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan. The Board shall, subject to the provisions of the Directors' Plan, grant options under the Directors' Plan and shall have the power to construe the Directors' Plan, to determine all questions arising under it, and to adopt and amend such rules and regulations for the administration of the Directors' Plan as it may deem desirable.

OPTIONS

         Awards under the Directors' Plan shall include only options, which are rights to purchase the Common Stock of the Company. Options granted under the Directors' Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The option exercise price shall be the fair market value of the Common Stock subject to such option on the date the option is granted, which shall be the closing price of a share of Common Stock on the date of grant as reported on the Nasdaq National Market.

         Subject to this Proposal, upon their initial election or appointment as a member of the Board of Directors, each Non-Employee Director automatically shall receive an option for 10,000 shares of Common Stock. In addition, subject to this Proposal, each year, as of the date thirty days after election or reelection as a member of the Board of Directors at the annual meeting of stockholders of the Company, each Non-Employee Director automatically shall receive an option for 5,000 shares of Common Stock. The Directors' Plan also permits the grant of additional or separate options to directors serving on a committee of the Board.

SHARES SUBJECT TO DIRECTORS' PLAN

         Subject to this Proposal, there may be issued under the Directors' Plan pursuant to the exercise of options an aggregate of not more than 200,000 shares, subject to adjustment as provided in the Directors' Plan.

ELIGIBILITY

         Only a Non-Employee Director shall be eligible to receive an option in accordance with the terms of the Directors' Plan. A Non-Employee Director to whom an option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Directors' Plan) shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such option until the date of the issuance of a stock certificate to him for such shares. Except as provided in the Directors' Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

TERMS OF OPTIONS

         Each option shall vest as to one-third of the total number of shares covered by the option each year beginning with the first anniversary of the date it is granted; provided, however, that an option shall automatically become immediately exercisable in full when the Non-Employee Director ceases to be a Non-Employee Director for any reason other than death. Options shall have a term of ten years.

         Payment of the exercise price of options shall be made in United States dollars by cash or check or by tender to the Company of shares of Common Stock owned by the person exercising the option having a fair market value equal to the cash exercise price applicable to such option.

         If an optionholder ceases to be a Non-Employee Director for reasons other than death while holding an option that has not expired and has not been fully exercised, such person, at any time within three years of the date he ceased to be such a Non-Employee Director (but in no event after the option has expired under the provisions of the Directors' Plan), may exercise the option with respect to any Common Stock as to which he has not exercised the option on the date he ceased to be such a Non-Employee Director.

         If an optionholder shall die holding an option that has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, at any time within one year after the date of such death (but in no event after the option has expired under the provisions of the Directors' Plan), may exercise the option with respect to any shares as to which the decedent could have exercised the option at the time of his death.

USE OF PROCEEDS

         The proceeds received by the Company upon the exercise of options granted under the Directors' Plan will be used for general corporate purposes.

DILUTION

         In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the number or kind of shares that may be issued under the Directors' Plan, and the number or kind of shares subject to, or the option price per share under, any outstanding option shall be automatically adjusted so that the proportionate interest of each optionholder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total option exercise price applicable to the unexercised portion of such options and with a corresponding adjustment in the option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Directors' Plan.

AMENDMENT OR DISCONTINUANCE

         The Directors' Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that except as provided in the Directors' Plan, the Board may not, without further approval by the stockholders of the Company in accordance with the Directors' Plan, increase the maximum number of shares of Common Stock as to which options may be granted under the Directors' Plan, reduce the minimum option exercise price, extend the period during which options may be granted or exercised under the Directors' Plan or change the class of persons eligible to receive options under the Directors' Plan. No amendment of the Directors' Plan shall materially and adversely affect any right of any participant with respect to any option theretofore granted without such participant's written consent.

TERMINATION

         The Board may terminate the Directors' Plan at any time. If not terminated sooner, the Directors' Plan shall terminate on June 2, 2007.

TAX CONSEQUENCES

         Under current Federal tax law, generally, no taxable income will be realized by an optionholder in the Directors' Plan and the Company will not be entitled to any deduction upon the grant of a nonqualified stock option, provided that the nonqualified stock option is not itself traded on a securities market. Upon exercise of a nonqualified stock option, an optionholder will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the option stock on the date of exercise. Subject to the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held. See the section entitled "Federal Tax Information" in Proposal 2 for further information regarding the taxation of nonqualifed stock options.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements for fiscal 1998 and 1999. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the ownership  of the  Company's  Common  Stock as of December 31, 1999 by: (i) each nominee for director;  (ii) each of the executive  officers named in the Summary
Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five  percent  of its  Common  Stock.  The  address  for each  nominee  for director,  and executive officer named in the table is 47823 Westinghouse Drive,
Fremont,  California 94539; the address for Alcatel Telspace, S.A. is 5 Rue Noel
Pons,  92734  Nanterre  Cedex,  France;  and the  address  for  Cannell  Capital
Management is 600 California Street, San Francisco, California 94108.

                                                                      Beneficial Ownership (1)
                                                                      ------------------------
                                                                         Number     Percent
    Beneficial Owner                                                   of Shares    of Total
    ----------------                                                   ---------    --------
    Directors and Executive Officers :
    Leon F. Blachowicz (2).....................................          101,250       1.7
    Frank S. Trumbower 3)......................................          606,343      10.2
    Daniel E. Moore............................................          155,689       2.6
    Olin L. Wethington (4).....................................           24,165       *
    Joseph T. Pisula (5).......................................           24,165       *
    Lawrence W. Roberts (6)....................................            5,165       *
    D. Jonathan Merriman ......................................                -       -
    Myron B. Gilbert (7).......................................           42,755       *
    Michael B. Wytyshyn (8)....................................           31,980       *
    James J. Commendatore (9)..................................           21,500       *
    George M. Walley (10)......................................           18,500       *
    Directors and Executive Officers as a
      Group (11 persons) (11) .................................        1,031,512      17.0


    Five Percent Stockholders:
    Alcatel Telspace, C.I.T. ..................................          625,000      10.2
    Cannell Capital Management (12)............................          700,000      11.8

---------------------
  *      Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 5,916,213 shares of Common Stock outstanding as of December 31, 1999, adjusted as required by rules promulgated by the SEC.

 (2) Includes 56,250 shares subject to options exercisable within 60 days of December 31, 1999.

 (3) The number of shares includes 192,827 shares owned by Mr. Trumbower's spouse, 12,500 shares held by UGMA Emily Ashby Trust, of which Mr. Trumbower is the trustee, 10,000 shares held by UGMA Megan McFillen Trust, of which Mr. Trumbower is the trustee, 5,000 shares held by UGMA Tess Ashby Trust, of which Mr. Trumbower is the trustee and 10,000 shares held by 94 Grandchildren Trust, of which Mr. Trumbower is the trustee. Mr. Trumbower disclaims beneficial ownership of these shares.





 (4) Includes 9,165 shares subject to options exercisable within 60 days of December 31, 1999.

 (5) Includes 19,165 shares subject to options exercisable within 60 days of December 31, 1999.

 (6) Includes 1,865 shares subject to options exercisable within 60 days of December 31, 1999.

 (7) Includes 12,500 shares subject to options exercisable within 60 days of December 31, 1999.

 (8) Includes 18,750 shares subject to options exercisable within 60 days of December 31, 1999.

 (9) Includes 12,500 shares subject to options exercisable within 60 days of December 31, 1999.

(10) Includes 10,000 shares subject to options exercisable within 60 days of December 31, 1999.

(11)     Includes the Directors and Executive Officers named in the table.

(12) Based on a Schedule 13G filed January 12, 2000, J. Carlo Cannell D/B/A Cannell Capital Management has shared dispositive power and shared voting power with respect to 700,000 shares of the Company's Common Stock.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 25, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that two reports, covering an aggregate of seven transactions, were filed late by Mr. Myron Gilbert and an initial report of ownership was filed late by Mr. George M. Walley.

COMPENSATION OF DIRECTORS

         During fiscal 1999, each non-employee director of the Company received a quarterly retainer of $3,000 and a per meeting fee of $500. In the fiscal year ended September 25, 1999, the total compensation paid to non-employee directors was $75,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

         Each non-employee director of the Company also receives stock option grants under the 1997 Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

         Each year, as of the date thirty days after election or reelection as a member of the Board of Directors at the annual meeting of shareholders of the Company, each Non-Employee Director shall automatically receive an Option for 2,500 shares of Common Stock. In addition, the Directors' Plan permits the grant of additional or separate options to directors serving on a committee of the Board. The exercise price of options granted under the Directors' Plan shall be the closing price of a share of Common Stock on the date of grant as reported on the Nasdaq National Market. Options granted under the Directors' Plan may not be exercised until the date upon which such optionee has provided one year of continuous service as a non-employee director following the date of grant of such option, whereupon such option shall become exercisable as to one-third of the option shares and one-third of the option shares shall become exercisable each year thereafter in accordance with its terms. The term of options granted under the Directors' Plan is 10 years.

         During the last fiscal year, Messrs. Moore, Pisula, Roberts, and Wethington were each granted options covering 2,500 shares at an exercise price per share of $1.31, the fair market value of such Common Stock on the date of grant. As of December 31, 1999, no options had been exercised under the Directors' Plan. In October, 1999, D. Jonathan Merriman was appointed to our Board of Directors. In connection with his appointment, Mr. Merriman received an initial option grant of 10,000 shares of our common stock.

         On May 6, 1999 Mr. Frank Trumbower was appointed Chairman of the Board. In this capacity the Company entered into the following agreements with Mr.
Trumbower: (i) Common Stock Purchase Agreement pursuant to which Mr. Trumbower purchased 50,000 shares of the Company's common stock at $1.125 per share for an aggregate purchase price of $56,250. The purchase price for the shares represented the closing price of the stock on the date of sale, as reported on the Nasdaq National Market; (ii) Nonqualified Stock Option Agreement to purchase 70,000 shares of the Company's Common Stock at a purchase price of $1.50 per share. The option was granted outside of any of the Company's stock option or equity incentive plans; (iii) Nonqualified Stock Option Agreement to purchase an aggregate of 10,000 shares of the Company's Common Stock at a purchase price of $1.50 per share pursuant to the Company's Directors Stock Option Plan; and (iv) Nonqualified Stock Option Agreements to purchase an aggregate of 20,000 shares of the Company's Common Stock pursuant to the Company's 1997 Equity Participation Plan at a purchase price of $1.50 per share. Additionally, Mr. Trumbower receives $500 per month.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

         The following table shows for the fiscal years ended September 25, 1999, September 26, 1998 and September 27, 1997, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers"):

                                                                                                         Long-term
                                                                           Annual Compensation          Compensation
                                                                       --------------------------      -------------
                                                                                                         Securities
                                                                                                         Underlying       All Other
                                                                        Salary              Bonus         Options       Compensation
Name and Principal Position                               Year            ($)                ($)            (#)             ($)
---------------------------                               ----         ---------           ------          ------         -------
Leon F. Blachowicz                                        1999         235,000            100,000          75,000         3,058(1)
   President and Chief                                    1998          88,576(2)            --           150,000           623(3)
   Executive Officer                                      1997            --                 --              --            --

Michael B. Wytyshyn                                       1999         184,995             45,000         100,000         3,933(4)
   Executive Vice President                               1998          60,479(2)          35,000            --           1,972(5)
   Business Development                                   1997            --                 --              --            --

Myron B. Gilbert                                          1999         136,864             20,000          50,000         2,925(4)
   Executive Vice President                               1998          32,694(2)            --              --             623(3)
   Operations                                             1997            --                 --              --            --

George M. Walley                                          1999         137,088              4,595          10,000         7,933(5)
   Executive Vice President                               1998          18,000(2)           5,000          30,000            60(3)
   Product Development                                    1997            --                 --              --            --

James J. Commendatore                                     1999         117,113(2)          10,000          50,000         2,679(4)
   Executive Vice President                               1998            --                 --              --            --
   Chief Financial Officer                                1997            --                 --              --            --

---------------------
(1)      Includes employee insurance and imputed interest on employee loans.
(2)      Employed for less than a full year.
(3)      Includes employee insurance.
(4) Includes employee insurance, 401k benefits, and imputed interest on employee loans.
(5)      Includes  employee  insurance,  401k  benefits,   imputed  interest  on
         employee loans and a temporary housing allowance of $6,400.

                        STOCK OPTION GRANTS AND EXERCISES

         The Company may grant options to its executive officers under its 1997 Equity Participation Plan or its 1992 Incentive Stock Option Plan. Percentage of total options as set forth below was calculated based on options to purchase an aggregate of 712,350 shares of common stock granted under our plans and 70,000 shares granted outside of our plans. The potential realizable value as set forth below was calculated based on the five-year term of the option and assumed rates of stock appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date based on the fair market value of the Common Stock on the date of grant. Options are granted to purchase Common Stock at exercise prices no less than 100% of the market value of the stock on the grant date. Options generally vest in a series of annual installments beginning from the vesting start date and extending through the next four years of service. The stock option agreements provide that options granted to all employees will vest upon any "change in control" of the Company, as defined by the agreements.

         The following tables show for the fiscal year ended September 25, 1999, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                                                  OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                            Potential Realizeable
                                                                                                              Values at Assumed
                                                                % of Total                                   Annual Rates of Stock
                                                                  Options                                     Price Appreciation
                                              Number of         Granted to                                     For Option Term
                                             Securities          Employees                                         (5 Years)
                                             Underlying           Fiscal      Price     Expiration          ----------------------
      Name                                     Options             Year      Per Share      Date            5% ($)         10% ($)
---------------------                        ----------           ------      -----     ----------          --------     ---------
Leon F. Blachowicz                             75,000              9.59%      $ 1.88      11/12/03          38,956          86,082
Michael B. Wytyshyn                            75,000              9.59%      $ 2.50      10/16/03          51,803         114,471
                                               25,000              3.20%      $ 1.25       6/18/04           8,634          19,078
Myron B. Gilbert                               50,000              6.39%      $ 2.50      10/16/03          34,535          76,314
George M. Walley                               10,000              1.28%      $ 2.50      10/16/03           6,907          15,263
James J. Commendatore                          50,000              6.39%      $ 2.00      11/23/03          27,628          61,051

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION VALUES


                                                                                                          Value of Unexercised
                                                                         Number of Unexercised            in-the-Money Options
                                        Shares          Value         Options at Fiscal Year End          at Fiscal Year End (2)
                                      Acquired on     Realized       -----------------------------     -----------------------------
    Name                              Exercise (#)     ($) (1)      Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------                ------------     -------      -----------     -------------     -----------     -------------
Leon F. Blachowicz                        --             --           37,500          187,500             --             75,375
Michael B. Wytyshyn                       --             --             --            100,000             --             69,250
Myron B. Gilbert                          --             --             --             50,000             --             19,000
George M. Walley                          --             --            7,500           32,500           11,775           39,350
James J. Commendatore                     --             --             --             50,000             --             44,000

---------------------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on the date of exercise minus the exercise price.
(2) Market value of underlying securities based on the closing price of the Company's Common Stock on September 24, 1999 (last trading day prior to September 25, 1999) on the Nasdaq National Market system of $2.88 minus the exercise price.

                              EMPLOYMENT AGREEMENTS

         In April 1998 the Company entered into an employment agreement with Mr. Blachowicz to serve as its President and Chief Executive Officer. Mr. Blachowicz received a base salary of $235,000 per year. In addition, Mr. Blachowicz is entitled to receive an annual bonus, a portion of which is guaranteed, payable in cash and/or stock options with a target range of sixty percent (60%) of base salary upon the Company's achieving certain pre-established goals determined by the Board. In addition, the Company committed to grant Mr. Blachowicz an option to purchase an aggregate of 250,000 shares of its Common Stock of which 150,000 shares were granted upon execution of the agreement. In the event of a change of control, the vesting of Mr. Blachowicz's options accelerates such that they are 100% vested upon the closing of the change of control transaction.

         In May 1998 the Company entered into an employment agreement with Mr. Wytyshyn to serve as its Executive Vice President of Business Development. Mr. Wytyshyn received an annual base salary of $185,000 per year. In addition, Mr. Wytyshyn is entitled to receive an annual bonus payable in cash and/or stock options with a target range of fifty percent (50%) of base salary upon the Company's achieving certain pre-established goals determined by the Board. In addition, the Company committed to grant Mr. Wytyshyn an option to purchase an aggregate of 100,000 shares of its Common Stock of which 75,000 shares were granted upon execution of the agreement. In the event of a change of control, the vesting of Mr. Wytyshyn's options accelerates such that they are 100% vested upon the closing of the change in control transaction.

         In May 1998, the Company entered into an employment agreement with Mr. Gilbert to serve as its Executive Vice President of Operations. Mr. Gilbert received an annual base salary of $125,000 per year. In addition, Mr. Gilbert is entitled to receive an annual bonus payable in cash and/or stock options with a target range of forty percent (40%) of base salary upon the Company's achieving certain pre-established goals determined by the Board. In addition, the Company granted Mr. Gilbert an option to purchase an aggregate of 50,000 shares of its Common Stock.

         In November 1998, the Company entered into an employment agreement with Mr. Commendatore to serve as its Executive Vice President and Chief Financial Officer. Mr. Commendatore received an initial annual base salary of $145,000 per year. In addition, Mr. Commendatore is entitled to receive an annual bonus payable in cash and/or stock options with a target range of forty percent (40%) of base salary upon the Company's achieving certain pre-established goals determined by the Board. In addition, the Company granted Mr. Commendatore an option to purchase an aggregate of 50,000 shares of its Common stock

         In February 1999, the Company entered into an employment agreement with Mr. Walley to serve as its Executive Vice President of Product Development. Mr. Walley received an initial annual base salary of $138,000 per year. In addition, Mr. Walley is entitled to receive an annual bonus payable in cash and/or stock options with a target range of forty percent (40%) of base salary upon the Company's achieving certain pre-established goals determined by the Board. In addition, the Company agreed to pay a temporary mortgage allowance of up to $1,600 a month for up to six months from the date of the agreement.

         In accordance with all the agreements, subsequent to the fiscal year of initial employment, annual base salary is to be determined by the Company's Board of Directors. In addition, if any of the named executive officers is terminated without cause, (a) within the first twelve month period from the effective date of the employment agreements, the executive shall be entitled to receive, and shall receive continuing compensation substantially equivalent to their then current compensation for a period of twelve months from the date of termination, payable in monthly installments during the twelve month period following termination, (b) within the second twelve month period from the effective date, the executive shall receive continuing compensation for a period of nine months from the date of termination, payable in monthly installments during the twelve month period following termination; and (c) within the third twelve month period from the effective date, the executive shall receive continuing compensation for a period of six months from the date of termination, payable in monthly installments during the twelve month period following termination. If any of the named executive officers are terminated upon a change in control, such termination shall be termination without cause. All executive officers have agreed not to (i) compete with the Company for the six (6) month period following termination or during the period in which he receives such salary continuation payments, whichever is longer or (ii) during the term of their agreements, or at any time during the two year period thereafter, divulge, furnish or make accessible to anyone other than the Company, the directors and officers of the Company, unless otherwise in the regular course of the business of the Company, any knowledge of confidential information.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION (1)

         The Compensation Committee (the "Committee") of the Board of Directors is composed of two outside directors, Messrs. Roberts and Trumbower. The Committee administers the Company's Executive Compensation Program. Participants in the Executive Compensation Program in 1999 were Leon F. Blachowicz,, Michael
B. Wytyshyn, Myron B. Gilbert, and James J. Commendatore. The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies including the amounts and forms of compensation. In addition, the Committee is responsible for making annual recommendations to the Board for the compensation to be paid to the Chief Executive Officer as well as each executive officer of the Company. The objectives of the Company's Executive Compensation Program are to provide the following:

     o Levels of compensation that are competitive with those provided in the industry and market in which the Company competes for its executive resources;

     o   Annual   incentive   compensation   that  varies  with  the   financial
         performance of the Company, and rewards corporate and individual performance; and

     o Long-term incentives which align the interests of management with those of the Stockholders.

Executive Officer Compensation Program

         The Company's Executive Compensation program is composed of four elements; base salary, annual cash incentive compensation, long-term incentive compensation principally in the form of stock options, and various other customary benefits. To align salaries with the Company's performance, a portion of compensation is contingent upon the overall financial performance of the Company as well as individual achievement of objectives that positively impact the financial performance of the Company.

Base Salary

         Officers' base salaries are reviewed annually by the Committee based on the results achieved by each officer relative to that officer's assigned goals and with regard to published executive salary levels at similar companies with comparable revenues. In general, the Committee believes that base salaries should approximate those in the upper quarter of the comparable industry range.

Annual Incentive Compensation

         The purpose of the Company's incentive compensation plan is to provide a direct financial incentive in the form of an annual cash bonus to executives who assist the Company in achieving the Company's annual profit and operational goals. These objectives are developed in conjunction with management and approved by the Committee near the beginning of each fiscal year and are based upon financial plans and budget approved by the Board. For fiscal year 1999, the incentive compensation was based upon operating profit and cash flow from operating activities. For fiscal year 1998, the incentive compensation was based upon operating profit, cash flow, and the execution of agreements with a number of new customers. In fiscal 1998 bonuses to executive officer ranged from 8% to 25% of fiscal 1999 base compensation.

Equity Compensation

---------------------
(1) This section is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or Exchange Act whether made before or after the date hereof, and irrespective of any general incorporation language in such filings.

         The 1992 and 1997 Employee Stock Option Plans (the "Option Plans") are the Company's principal long-term incentive plans for executive officers and key employees. The objectives of the option plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock. The Company believes that stock options, better than other long-term incentives, create a mutuality of interest between the employees and stockholders because stock options provide value to the optionee only if the stock price increases.

         Stock options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, have a five (5) year term and generally vest on an annual basis over a four-year period. Options are granted at the fair market value of the Company's Common Stock on the date of grant so as to provide a reward only for future stock appreciation. The Committee determined that all executive officers, including the Chief Executive Officer, would receive option grants in fiscal 1999.

Benefits

         The Company provides benefits to the executive officers that are generally available to all management employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for fiscal 1999 for any executive officer.

Chief Executive Officer Compensation

         The Committee uses the same procedures described above in setting the annual salary, bonus, and stock option awards for Mr. Leon F. Blachowicz, the Company's President and Chief Executive Officer. Mr. Blachowicz base salary for fiscal 1999 was $235,000 per annum. For fiscal 1999 the Committee awarded bonus of $100,000, and awarded him an option grant to purchase an additional 75,000 shares of the Company's Common Stock at the fair market value of the Common Stock on the date of grant. Such option vests in a series of annual installments over a four-year period beginning from the vesting start date. This grant was intended to maintain the overall competitiveness of Mr. Blachowicz compensation package and strengthen the alignment of Mr. Blachowicz's interest with those of the stockholders during a crucial phase of the Company's development.

Report Summary

         The Committee has reviewed the total compensation of the Chief Executive Officer of the Company, Leon F. Blachowicz, and the other highest paid executive officers in fiscal 1999, Michael B. Wytyshyn, Myron B. Gilbert, George
M. Walley and James J. Commendatore. The Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other similar companies with which the Company competes for executives and employees. The Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders.


                                                 COMPENSATION COMMITTEE

                                                 Lawrence W. Roberts

                                                 Frank Trumbower

                     PERFORMANCE MEASUREMENT COMPARISON (1)

         The following graph shows the total stockholder return of an investment of $100 in cash on September 24, 1994 for (i) the Company's Common Stock, (ii) the NASDAQ Market Index and (iii) a peer group index that includes the securities of such companies as California Microwave, Inc., Datron Systems, Inc. and Scientific-Atlanta, Inc. in the radio and TV communications equipment market SIC code number 3663. All values assume reinvestment of the full amount of all dividends and are calculated as the Companies fiscal year end:


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


Measurement
 Period
(Fiscal
  Year
 Covered)               SSE Telecom, Inc.       Peer Group          Broad Market
 --------               -----------------       ----------          ------------
  1994                    100.00                 100.00                 100.00
  1995                    136.73                 147.04                 138.07
  1996                    138.78                 116.38                 163.84
  1997                    100.00                 140.52                 224.97
  1998                     26.53                  84.16                 228.77
  1999                     37.76                 191.46                 371.52


---------------------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in an filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The Peer Group Index (SIC Code Index) is calculated using an equal-dollar weighting methodology.

                              CERTAIN TRANSACTIONS

         During the fourth quarter of fiscal 1999, the Company loaned $40,000 to Mr. Blachowicz and $20,000 each to the other named executive officers in exchange for unsecured notes receivable. The loan proceeds were used to purchase the Company's Common Stock on the open market. The notes are generally interest free prior to maturity and are due no later than August 31, 2003, earlier under certain circumstances.

         In May 1999 the Company and Mr. Trumbower entered into, (i) a common stock purchase agreement dated May 13, 1999 pursuant to which Mr. Trumbower purchased and the Company sold an aggregate of 50,000 shares of the Company's Common Stock at a purchase price of $1.125 per share, the fair market value of the stock on the date of purchase, and (ii) a nonqualified stock option ("NSO") agreement to purchase 70,000 shares of the Company's Common Stock at an exercise price of $1.50 per share, which exceeded the fair market value of the stock on the date of grant. The NSO was granted to Mr. Trumbower outside of the Company's equity incentive plans and director's stock option plan.

         In March 1999, the Company loaned $150,000 to George M. Walley in exchange for a promissory note due no later than March 2000. The note is interest free. As of September 25, 1999, the outstanding balance had been reduced to $50,000.

         In June 1995, the Company and Alcatel Telspace C.I.T. ("Alcatel Telspace"), a unit of Alcatel Telecom of France, and a principal stockholder of the Company, invested equally in Media4, Inc. ("Media4"), a privately held developer of products for distribution of multimedia information over wireless networks to personal computers. During fiscal year 1998, the Company purchased Alcatel's Media4 7% convertible debenture for $175,000 plus accrued interest, and an additional $2,250,000 of 9.5% convertible debentures. Including the initial investment and as of February 1, 1999, the Company has invested approximately $965,000 in Media4 common stock, $350,000 in Media4 7% convertible debentures, and $2,250,000 in Media4 9.5% convertible debentures. Daniel E. Moore, a director of the Company, was a member of the Board of Directors of Media4. On February 1, 1999, the Company sold its interest in Media4 at book value in exchange for the common stock of Echostar Communications Corporation.

         Alcatel Telspace and the Company also entered into an agreement, dated September 1996, outlined in a Joint Product Policy to identify certain satellite telecommunications products, which may be jointly developed and marketed by each party. The intent of the Joint Product Policy is to add additional products to each company's product or systems offerings thereby potentially increasing market share. The two companies have collaborated in the development of certain satellite communications equipment in the past. The Company had shipments to Alcatel Telspace of $764,000 and purchases from Alcatel Telspace of $1.0 million, during fiscal 1999. As of September 25, 1999 the Company had trade receivables and payables with Alcatel Telspace of $17,000 and $601,000, respectively. Alcatel Telspace is currently a primary supplier of a key component in the Company's STAR satellite transceiver products.

         Pursuant to that certain Stockholder Agreement by and among Alcatel Telespace, the Company and certain stockholders of the Company dated September 6, 1996, (the "Agreement") Alcatel Telspace was granted certain Board representation and observation rights. Specifically, Alcatel Telspace has the right, but not the obligation to designate an individual for nomination to the Board (the "Nominee"). Also, pursuant to the Agreement the Company and Frederick
C. Toombs and Daniel E. Moore (the "Current Stockholders") must use their best efforts to cause such Nominee to be nominated to the Board. In addition, each Current Stockholder must vote all his shares of Common Stock of the Company in favor of the election of such Nominee. Further, if Alcatel Telspace chooses not to designate a Nominee, Alcatel Telspace has the right to have a representative designated by it to attend all meetings of the Board. The Company, however, has the right to exclude such representative from any meeting or any part thereof if the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. The right of Alcatel Telspace to designate a Nominee or to have a representative designated by it attend all meetings of the Board terminates in its entirety on the date on which Alcatel Telspace and its affiliates hold, in the aggregate, less than 500,000 shares of Common Stock, provided that on such date, such shares represent less than 8% of the outstanding voting securities of the Company on a fully diluted basis. Similarly, the obligation of the Current Stockholders to vote their shares in favor of a Nominee terminates at the time that such Current Stockholder holds less that 10,000 shares of Common Stock.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                                            By Order of the Board of Directors

                                            /S/ KENNETH GUERNSEY



                                            /s/ KENNETH GUERNSEY
                                            Secretary


February 16, 2000

                                    EXHIBIT A



                                SSE TELECOM, INC.

                         1997 EQUITY PARTICIPATION PLAN


1. Purpose. The purpose of the SSE Telecom, Inc. 1997 Equity Participation Plan (the "Plan") is to offer incentives and rewards to persons who are officers, directors, employees, and consultants of SSE Telecom, Inc. (the "Company") or any of its affiliates, in recognition of their contribution to the Company's progress and to induce such persons who are in a position to contribute materially to the company's progress to remain with the Company.

2. Effective Date. The Plan is effective as of the date of its adoption by the Board, February 20, 1997, subject to approval by the stockholders of the Company at the Company's 1997 Annual Meeting of stockholders.

3.  Definitions.

    "Affiliate" means any company in which the Company owns 20% or more of the equity interest (collectively, the "Affiliates").

    "Board" means the Board of Directors of the Company.

    "Change of Control" shall be deemed to have taken place if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act acquires shares of the Company having 15% or more of the total number of votes that may be cast for the election of Directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

    "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder, as amended from time to time.

    "Committee" means the Compensation Committee of the Board, or any other committee to which the Board has delegated the administration of the Plan. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the


                                       1.

Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

    "Common Stock" means the common stock, par value $0.01 per share, of the Company and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Company issued in substitution, in exchange for, or in lieu of the common stock.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as amended from time to time.

    "Fair Market Value" means the closing price of the Common Stock, on the relevant date as reported on the NASDAQ National Market, or if no such trading in the common stock shall have taken place on that day, on the last preceding day on which there was such trading in the common stock.

    "Incentive  Stock Option" means an Option that is so defined for purposes of section 422 of the Code or any successor section.

    "Insider" has the meaning set forth in subsection 14(g) of this Plan.

    "Non-Employee Director" means a director of the Company who either (i) is not a current employee or officer (within the meaning of Section 16 of the Exchange Act) of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    "Nonqualified Stock Option" means any Option which is not an Incentive Stock Option.

    "Option" means a right to purchase a specified number of shares of Common Stock at a fixed option price equal to no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted pursuant to an Option Agreement.

    "Option Agreement" means a written agreement entered into between the Company and a Participant setting forth the terms and conditions applicable to the Option granted to the Participant.

    "Option Price" has the meaning set forth in subsection 6(b) of this Plan.

    "Outside Director" means a director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the


                                       2.

Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    "Participant" means an employee (including officers and directors who also are employees) or a consultant of the Company or an Affiliate whom the Committee selects to participate in and receive Options or Restricted Shares under this Plan (collectively, the "Participants").

    "Restricted Shares" means shares of Common Stock that are restricted as provided in section 7 of this Plan.

    "Retirement" and "Retire" means the termination of employment on or after the date the Participant is entitled to receive immediate payments under a qualified retirement plan of the Company or an Affiliate; provided, however, if the Participant is not eligible to participate under a qualified retirement plan of the Company or its Affiliates then such Participant shall be deemed to have retired if his termination of employment is on or after the date such Participant has attained age 55.

    "SAR" has the meaning set forth in subsection 6(k) of this Plan.

    "Securities Act" means the Securities Exchange Act of 1933, as amended.

    "Total and Permanent Disability" means totally and permanently disabled, as determined by the Committee in accordance with Section 22(3)(3) of the Code.

4. Administration. All determinations under this Plan concerning the selection of persons eligible to receive awards under the Plan and with respect to the timing, pricing and amount of an award under the Plan shall be made by the Committee.

5. Eligibility. The Committee shall from time to time select the Plan Participants from those directors, officers, employees and consultants whom the Committee determines either to be in a position to contribute materially to the success of the Company or an Affiliate or to have in the past so contributed. Only employees (including officers and directors who are employees) and consultants of the Company and its Affiliates are eligible to participate in the Plan. Incentive Stock Options may be granted only to employees of the Company or an Affiliate in which the Company owns at least 50% of the equity interest.

    Consultants shall not be eligible for a grant under the Plan if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such consultant because of the nature of the services that the consultant is providing to the Company, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if


                                       3.

applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

         Subject to the provisions of section 10 relating to changes in capitalization, no employee shall be granted Options or Restricted Shares covering more than five hundred thousand (500,000) shares of Common Stock in a calendar year.

6. Option Terms. The Committee shall determine and designate from time to time those Participants to whom Options are to be granted and the number of shares of Common Stock to be optioned to each. Such Options may be in the form of Incentive Stock Options or in the form of Nonqualified Stock Options. After granting an Option to a Participant, the Committee shall cause to be delivered the Participant an Option Agreement evidencing the granting of the Option. The Option Agreement shall be in such form as the Committee shall from time to time approve. The terms and conditions of all Options granted under the Plan need not be the same, but all Options must meet the applicable terms and conditions specified in subsections 6(a) through 6(h).

    (a) Period of Option. The period of each Option shall be no more than 10 years from the date it is granted.

    (b) Option Price. The Option price shall be determined by the Committee, but shall not in any instance be less than the Fair Market Value of the Common Stock at the time that the Option is granted (the "Option Price").

    (c) Vesting. The Committee shall have the power to set the time or times within which the Option shall be exercisable, and to at any time accelerate the time or times of exercise (notwithstanding the terms of the Option). Unless a stock option agreement executed by the Participant expressly otherwise provides, the Option shall become exercisable on a cumulative basis as to twenty-five percent (25%) of the total number of shares covered thereby on each of the first, second, third, and fourth anniversary dates of the date of grant of the Option. However, in no event shall an Option become exercisable at a rate of less than twenty percent (20%) of the total number of shares covered thereby per year. Notwithstanding the foregoing, in the event of a Change of Control the remaining portion of the Option shall become immediately vested and exercisable in full.

    (d) Exercise upon Termination. If the Participant's employment with the Company or an Affiliate is terminated for any reason other than death, Retirement or Total and Permanent Disability, the Option shall be exercisable only for three months following such termination (or the expiration of the option term, if earlier) and only for the number of shares of Common Stock which were exercisable on the date of such termination. A termination of employment with the Company or an Affiliate to accept immediate reemployment with the Company or an Affiliate shall not be deemed to be a termination of employment for purposes of the Plan.

    (e) Exercise after Death, Retirement and Disability. If a Participant dies or becomes Totally and Permanently Disabled, without having exercised the Option in full, the remaining portion of such Option may be exercised, without regard to the limitations in subsection 6(c), within a period not to exceed (i) three years from the date of any such death or


                                       4.

Total and Permanent Disability or (ii) the remaining period of the Option, whichever is earlier. Upon a Participant's death, the Option may be exercised by the person or persons to whom such Participant's rights under the Option shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator. If a Participant Retires without having exercised the Option in full, the remaining portion of such Option may be exercised, without regard to the limitations in subsection 6(c), within a period not to exceed (i) five years (or such longer period established by the Committee on the date the Option is granted) from the date of such event or (ii) the remaining period of the Option, whichever is earlier.

    (f) Non-transferability. During the Participant's lifetime, Options shall be exercisable only by such Participant. Options shall not be transferable other than by will or the laws of descent and distribution upon the Participant's death. Notwithstanding anything in this subsection 6(f) to the contrary, at the same time as Nonqualified Stock Options are granted the Committee may also grant to designated Participants the right to transfer such Options, to the extent allowed under rule 16b-3 of the Exchange Act, subject to terms and conditions of the Committee Rules on the date of grant.

    (g) Exercise; Notice Thereof. Options shall be exercised by delivering to the Company, at the office of the Treasurer, written notice of the number of shares with respect to which Option rights are being exercised and by paying in full the Option Price of the shares at the time being acquired. Payment may be made in cash, a check payable to the Company or in shares of Common Stock transferable to the Company and having a Fair Market Value on the transfer date equal to the amount payable to the Company. The date of exercise shall be deemed to be the date the Company receives the written notice and payment for the shares being purchased. A Participant shall have none of the rights of a stockholder with respect to shares covered by such Option until the Participant becomes the record holder of such shares.

    (h) Purchase for Investment. It is contemplated that the Company will register shares sold to Participants pursuant to the Plan under the Securities Act. In the absence of an effective registration, however, a participant exercising an Option hereunder may be required to give a representation that he/she is acquiring such shares as an investment and not with a view to distribution thereof.

    (i) Limitations on Incentive Stock Option Grants.

         (i) An Incentive Stock Option shall be granted only to an individual who, at the time the Option is granted, does not own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or Affiliates.

         (ii) The aggregate Fair Market Value of all shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. The aggregate Fair Market Value of such shares shall be determined at the time the Option is granted.

    (j) Options for Nonresident Aliens. In the case of any Option awarded to a Participant who is not a resident of the United States or who is employed by an Affiliate other than an Affiliate that is incorporated, or whose place of business is, in a state of the United


                                       5.

States, the Committee may (i) waive or alter the conditions set forth in subsections 6(a) through 6(h) to the extent that such action is necessary to conform such Option to applicable foreign law, or (ii) take any action, either before or after the award of such Option, which it deems advisable to obtain approval  of  such  Option  by an  appropriate  governmental  entity;  provided, however, that no action may be taken hereunder if such action would (1) materially increase any benefits accruing to any Participants under the Plan,
(2) materially increase the number of securities which may be issued under the Plan, (3) modify the requirements for eligibility to participate in the Plan,
(4) result in a failure to comply with applicable provisions of the Securities Act, the Exchange Act or the Code or (5) result in the disallowance of a deduction to the Company under section 162(m) of the Code or any successor section.

    (k) Election to Receive Cash Rather than Stock.

         (i) At the same time as Nonqualified Stock Options are granted, the Committee may also grant to designated Participants the right to convert a specified number of shares of Common Stock covered by such Nonqualified Stock Options to cash, subject to terms and conditions of this subsection 6(k). For each such Option so converted, the Participant shall be entitled to receive cash equal to the difference between the Participant's Option Price and the Fair Market Value of the Common Stock on the date of conversion. Such a right shall be referred to herein as a Stock Appreciation Right ("SAR"). Participants to whom an SAR has been granted shall be notified of such grant and of the Options to which such SAR pertains. An SAR may be revoked by the Committee, in its sole discretion, at any time, provided, however, that no such revocation may be taken hereunder if such action would result in the disallowance of a deduction to the Company under section 162(m) of the Code or any successor section.

         (ii) A person who has been granted an SAR and who is an insider for purposes of section 16 of the Exchange Act may exercise such SAR during such periods as provided for in the rules promulgated under section 16 of the Exchange Act. The SAR shall expire when the period of the subject Option expires.

         (iii) At the time a Participant pursuant to an SAR converts one or more shares of Common Stock covered by an Option to cash, such Participant must exercise one or more Nonqualified Stock Options, which were granted at the same time as the Option subject to such SAR, for an equal or greater number of shares of Common Stock. In the event that the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options is adjusted as provided Section 10 hereof, the above SARs shall automatically be adjusted in the same ratio which reflects the adjustment to the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options.

7.  Restricted Shares.

    (a) Awards. The Committee may from time to time in its discretion award Restricted Shares to Participants and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Shares. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Company by one or more members of the Committee and containing


                                       6.

terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion.

    (b) Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award which shall not be less than one year nor more than ten years. Each award of Restricted Shares may have a different Restricted Period. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or Total or Permanent Disability of the Participant to whom Restricted Shares are awarded, Retirement of the Participant, or the occurrence of a Change of Control. Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to an employee who is a "covered employee" within the meaning of section 162(m) of the Code, shall be based on one or more of the following criteria: earnings per share, market value per share, return on invested capital, return on operating assets and return on equity. The Committee may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

    (c) Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the Participant shall be registered in the Participant's name and, at the discretion of the Committee, will be either delivered to the Participant with an appropriate legend or held in custody by the Company or a bank for the Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply:
(i) with respect to each Restricted Share, the Participant shall not be entitled to delivery of an unlegended certificate until the expiration or termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Committee, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Committee, relating to such Restricted Share; and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Participant has remained a regular full-time employee of the Company or any of Affiliates, or a consultant to the Company or an Affiliate under a post-employment consulting arrangement, until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Shares. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Company without further action by the Participant. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to section 10 hereof.


                                       7.

    (d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be.

8. Shares Subject to the Plan. The number of shares of Common Stock available with respect to Options and Restricted Shares granted under this Plan shall not exceed 825,000 in the aggregate, subject to the adjustment provision set forth in section 10 hereof. The shares of Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares, as the Board may from time to time determine. Shares subject to Options which become ineligible for purchase will be available for grant under the Plan to the extent permitted by section 16 of the Exchange Act (or the rules and regulations promulgated thereunder) and to the extent determined to be appropriate by the Committee.

9. Cancellation of Option. If an Option which had been granted to a Participant is canceled, the shares of Common Stock which had been subject to such canceled Option shall continue to be counted against the maximum number of shares for which Options may be granted to the Participant. In the event that the number of Options which may be granted is adjusted as provided in Section 10 hereof, the above limits shall automatically be adjusted in the same ratio.

10. Changes in Capitalization. In the event there are any changes in the Common Stock or the capitalization of the Company through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Company, any consolidation, any separation of the Company (including a spin-off or other distribution of stock by the Company), any reorganization of the Company (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Company, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the Participants contemplated hereby, to reflect such changes in (a) the aggregate number of shares subject to the Plan, (b) the maximum number of shares for which Options may be granted to any Participant, (c) the number of shares and Option Price per share of all shares of Common Stock subject to outstanding options, (d) the number of shares available for awards of Restricted Shares and (e) such other provisions of the Plan as may be necessary and equitable to carry out the foregoing purposes; provided, however, that no such adjustment or change may be made to the extent that such adjustment or change will result in the disallowance of a deduction to the Company under section 162(m) of the Code or any successor section.

         In addition to the foregoing, in the event of a Change in Control, any surviving corporation may assume outstanding Options and Restricted Shares or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction causing the Change in Control) therefor.


                                       8.

11. Effect on Other Plans. All benefits under the Plan shall constitute special compensation and shall not affect the level of benefits provided to or received by any Participant (or the Participant's estate or beneficiaries) as part of any employee benefit plan of the Company or an Affiliate. The Plan shall not be construed to affect in any way a Participant's rights and obligations under any other plan maintained by the Company or an Affiliate on behalf of employees.

12. Term. The Plan shall remain in effect until the tenth anniversary of the date of its adoption by the Board, unless the Plan is terminated prior thereto by the Committee. No Option may be granted, and no Restricted Shares may be awarded, after the termination date of the Plan, but Options theretofore granted shall continue in force beyond that date pursuant to their terms.

13. Purchase of Restricted Shares. To the extent permitted by the regulations of the Federal Reserve Board governing margin requirements in effect at the time of exercise of any Option or purchase of any Restricted Shares (including any exemption from margin requirements for employee stock option plans if such exemption is available), the Company may extend credit, or arrange for the extension of credit, to each Participant who exercises an Option or purchases Restricted Shares, at the time of such exercise or purchase, to assist the Participant in the purchase of stock. Such credit will be collateralized by the stock purchased and will be in an amount not greater than the lesser of (i) the option or purchase price of the stock or (ii) the amount of credit permitted by regulations of the Federal Reserve Board. The rate of interest, terms of repayment and provisions for release of collateral with respect to each such credit will be as determined by the Committee at the time the credit is extended, but in any event shall be in accordance with any applicable regulations of the Federal Reserve Board.

14. General Provisions.

    (a) No Right of Continued Employment. Neither the establishment of the Plan nor the payment of any benefits hereunder nor any action of the Company, its Affiliates, the Board of Directors of the Company or its Affiliates, or the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company or its Affiliates, and the Company and its Affiliates expressly reserve the right to discharge any Participant without liability to the Company, its Affiliates, the Board of Directors of the Company or its Affiliates, or the Committee, except as to any rights which may be expressly conferred upon a Participant under the Plan.

    (b) Binding Effect. Any decision made or action taken by the Company, the Board or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all persons.

    (c) Inalienability of Benefits and Interest. Except as provided in subsection 6(e), no benefit payable or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary.


                                       9.

    (d) Delaware Law to Govern. All questions pertaining to the construction interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

    (e) Purchase of Common Stock. The Company and its Affiliates may purchase from time to time shares of Common Stock in such amounts as they may determine for purposes of the Plan. The Company and its Affiliates shall have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock purchased pursuant to this paragraph.

    (f) Use of Proceeds. The proceeds received by the Company from the sale of Common stock pursuant to the exercise of Options shall be used for general corporate purposes.

    (g) Withholding. The Committee shall require the withholding of all taxes as required by law. A Participant shall pay in cash any amount required to be withheld under federal, state or local law with respect to the exercise of an Option or may elect to have any portion of the federal, state or local income tax withholding required with respect to an exercise of a Nonqualified Stock Option satisfied by tender to the Company shares of Common Stock, which, in the absence of such an election would have been issued to such Participant in connection with such exercise; provided, however, that the value of the shares of Common Stock tendered to satisfy the withholding tax required with respect to an exercise shall not exceed the minimum amount of tax required to be withheld by law. The value of a share of Common Stock tendered pursuant to this subsection 14(g) shall be the Fair Market Value of the Common Stock on the date on which such shares are tendered to the Company. An election pursuant to this subsection 14(g) shall be made in writing and signed by the Participant. An election pursuant to this subsection 14(g) is irrevocable. A Participant who exercises an Option and who is required to report to the Securities and Exchange Commission under section 16(a) of the Exchange Act (an "Insider") may satisfy the income tax withholding due in respect of such exercise pursuant to this subsection 14(g) by withholding shares under the Option only if the Insider also satisfies an exemption under section 16(a) of the Exchange Act (or the rules or regulations promulgated thereunder) for such withholding.

    (h) Amendments. The Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Options and Option Agreements under the Plan to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Company is listed, (3) permitted under applicable provisions of the Securities Act and the Exchange Act (including rule 16b-(3) and (4) that such action would not result in the disallowance of a deduction to the Company under section 162(m) of the Code or any successor section (including the rules and regulations promulgated thereunder); provided, however, that if any of the foregoing requires the approval by stockholders of any such amendment, suspension or discontinuance, then the Committee may take such action subject to the approval of the stockholders. Except as provided in subsection 6(j) no such amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Options or other rights previously granted the Participant under the Plan.


                                      10.

                                    EXHIBIT B


                                SSE TELECOM, INC.
                          DIRECTORS' STOCK OPTION PLAN


1. Purpose. The purpose of the SSE Telecom, Inc. Directors' Stock Option Plan (the "Plan") is to advance the interests of SSE Telecom, Inc. (the "Company") and its stockholders by encouraging increased share ownership by members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries, in order to promote long-term stockholder value through continuing ownership of the Company's common shares.

2. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described here) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising under it and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members of it may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3. Participation. Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries at the time of the grant (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below. As used here, the term "subsidiary" means any corporation at least 40% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

4.  Awards Under the Plan.

    (a) Type of Awards. Awards under the Plan shall include only Options, which are rights to purchase common shares of the Company having a par value of $.01 per share (the "common shares"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

    (b) Maximum Number of Shares That May Be Issued. There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 200,000 common shares, subject to adjustment as provided in Paragraph 6 below.

    (c) Rights With Respect to Shares. A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the


                                       1.

Plan) shall have no rights as a stockholder with respect to any common shares issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

5. Nonqualified Stock Option. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

    (a) The Option exercise price shall be the fair market value of the common shares subject to such Option on the date the Option is granted, which shall be the closing price of a common share on the date of grant as reported by the NASDAQ National Market or, if the NASDAQ National Market is closed on that date, on the last preceding date on which the NASDAQ National Market was open for trading.

    (b) Upon their initial election or appointment as a member of the Board, each Non-Employee Director automatically shall receive an Option for 10,000 common shares. Each year, as of the date 30 days after election or re-election as a member of the Board at the annual meeting of stockholders of the Company, each Non-Employee Director automatically shall receive an Option for 5,000 common shares. The Board shall also have the power to grant Options to Non-Employee Directors serving on a committee of the Board; the amount of such Option award will be determined by the Board.

    (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

    (d) The Option shall not be exercisable:

         (i) before the expiration of one year from the date it is granted and after the expiration of ten years from the date it is granted, and may be exercised during such period as follows: one-third (33-1/3%) of the total number of common shares covered by the Option shall become exercisable each year beginning with the first anniversary of the date it is granted, provided that an Option shall automatically become immediately exercisable in full when the Non--Employee Director ceases to be a Non-Employee Director for any reason other than death;

         (ii) unless payment in full is made for the common shares being acquired under it at the time of exercise. Such payment shall be made:

               (1) in United States dollars by cash or check, or

               (2) in lieu of that, by tendering to the Company common shares owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the closing price of a common share on the date of exercise as reported on the NASDAQ National Market, or, if the NASDAQ National Market is closed on that date, on the last pre-ceding date on which the NASDAQ National Market was open for trading, or


                                       2.

               (3) by a combination of United States dollars and common shares as stated above; and

         (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

               (1) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person, at any time within three years of the date he ceased to be such a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), may exercise the Option with respect to any common shares as to which he has not exercised the Option on the date he ceased to be such a Non-Employee Director; or

               (2) if any person to whom an Option has been granted shall die holding an Option that has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of sub-paragraph 5(d)(i) above), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of death.

6. Dilution and Other Adjustment. In the event of any change in the outstanding common shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, or the Option price per share under, any outstanding Option shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

7.  Miscellaneous Provisions

    (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken under this document shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

    (b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.


                                       3.

    (c) No common shares shall be issued under this document unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

    (d) It shall be a condition to the obligation of the Company to issue common shares upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue common shares.

    (e) The expenses of the Plan shall be borne by the Company.

    (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

    (g) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to any action taken under the Plan by the Company or the Board.

    (h) The masculine pronoun means the feminine and the singular means the plural wherever appropriate.

    (i) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options under this document or any common shares issued pursuant to it as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

8. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that except as provided in Paragraph 6 above, the Board may not, without further approval by the stockholders of the Company in accordance with Paragraph 10 below, increase the maxi-mum number of common shares as to which Options may be granted under the Plan, reduce the minimum Option exercise price described in subparagraph 5(a) above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

9. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

    (a) upon the adoption of a resolution of the Board terminating the Plan; or


                                       4.

    (b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Comp-any in accordance with Paragraph 10 below.

No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

10. Stockholder Adoption. The Plan shall be submitted to the stockholders of the Company for their approval and adoption on or before September 1, 1997. The Plan shall not be effective and no Option shall be granted hereunder unless and until the Plan has been so approved and adopted. The share-holders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the stockholders duly held on or before that date by vote taken in the manner required by the laws of the State of Delaware.


                                       5.

                                                                       EXHIBIT C

PROXY                           SSE TELECOM, INC.                          PROXY

                   47823 Westinghouse Drive, Fremont, CA 94539

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 15, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Frank S. Trumbower, Leon F. Blachowicz, and Larry W. Roberts, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side, all of the shares of Common Stock of SSE Telecom, Inc. that the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of SSE Telecom, Inc. to be held on March 15, 2000, and at any and all reconvened sessions thereof. The Board of Directors recommend a vote FOR the following items:

                 (Continued and to be signed on the other Side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               SSE TELECOM, INC.


                 Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.

      FOR ALL OF THE           WITHHOLD
         NOMINEES             AUTHORITY                Nominees
   (except as marked to    (to vote for all              Leon F. Blachowicz                                    FOR  AGAINST  ABSTAIN
    the contrary below)        nominees)                 Frank Trumbower
                                                         Daniel E. Moore        2.  To  approve the  Company's [ ]    [ ]      [ ]
1. To elect [ ]                  [ ]                     Joseph T. Pisula       1997   Equity    Participation
   directors to                                          Lawrence W. Roberts    Plan, as amended,  to increase
   serve for the                                         D. Jonathan Merriman   the aggregate number of shares
   ensuing year and until their successors are elected.  Olin L. Wethington     of Common Stock authorized for
                                                                                issuance  under  such  plan by
(INSTRUCTION: To withhold authority to vote for  any                            400,000 shares.
individual nominee or nominees, write that nominee's
name in the space below.)                                                       3.  To  approve the  Company's [ ]    [ ]      [ ]
                                                                                1997  Directors' Stock  Option
--------------------------------------------------------                        Plan, as amended,  to increase
                                                                                the aggregate number of shares
                                                                                of Common Stock authorized for
                                                                                issuance  under  such  plan by
                                                                                100,000  shares,  increase the
                                                                                annual grant from 2,500 shares
                                                                                of   Common   Stock  to  5,000
                                                                                shares  of  Common  Stock  and
                                                                                provide    for   an    initial
                                                                                appointment  grant  of  10,000
                                                                                shares of Common Stock.

                                                                                4. To ratify the  selection of [ ]    [ ]      [ ]
                                                                                Deloitte   &  Touche   LLP  as
                                                                                independent  auditors  of  the
                                                                                Company  for its  fiscal  year
                                                                                ending September 30, 2000.

                                                                                5. To transact  such other  business as may properly
                                                                                come  before  the  meeting  or  any  adjournment  or
                                                                                postponement thereof.

                                                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
                                                                                THE  MANNER   DIRECTED  HEREIN  BY  THE  UNDERSIGNED
                                                                                STOCKHOLDER.  IF NO  DIRECTION  IS MADE,  THIS PROXY
                                                                                WILL BE VOTED FOR THE NOMINEES "FOR" DIRECTOR, "FOR"
                                                                                PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.




SIGNATURE_______________________________________________________________________________________________  DATE______________________

NOTE:  Please sign proxy exactly as your name(s)  appear(s) on the envelope  addressed to you containing the Proxy  Statement.  When signing as  attorney,  executor,  administrator,  trustee or guardian,  please also give your full title.  If shares are held jointly EACH holder should sign.)

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